Annual Report


DECEMBER 31, 1999




MUTUAL SHARES FUND



[FRANKLIN(R) TEMPLETON(R) LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



[PICTURE OF LAWRENCE SONDIKE]

LAWRENCE SONDIKE
Portfolio Manager, Mutual Shares Fund

PETER A. LANGERMAN
Chief Executive Officer
Franklin Mutual Advisers, LLC

ROBERT L. FRIEDMAN
Chief Investment Officer
Franklin Mutual Advisers, LLC

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Mutual Shares Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund may also invest in foreign securities.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report of the Mutual Shares Fund covers the year ended December 31, 1999. During the year under review, the U.S. economy experienced unusually strong growth in a low-inflation environment. Global economies generally followed suit, and stock markets around the world sprang back to life in a broad-based rally. In the process, the market became increasingly two-tiered, and a select group of about 40 companies achieved over-the-top success while most publicly traded equities languished. Share prices for a majority of companies listed on the New York Stock Exchange (NYSE) actually declined in 1999, while a relatively small number of white-hot technology stocks pushed most of the indexes, especially the Nasdaq Composite(R) Index(1), to new highs.


CONTENTS

Shareholder Letter .......... 1

Performance Summary ......... 6

Financial Highlights &
Statement of Investments ....11

Financial Statements ........25

Notes to Financial
Statements ..................29

Independent Auditors'
Report ......................38

Tax Designation .............39

                                 FUND CATEGORY

                                 [PYRAMID GRAPH]


1. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted and includes over 5,000 companies (as of 12/31/99).

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 15 of this report.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/99

United States                 59.8%
France                         6.2%
United Kingdom                 4.8%
Sweden                         4.0%
Netherlands                    1.1%
Spain                          1.0%
Other Countries                1.8%
Fixed-Income Securities        5.8%
Government Agencies
 & Other Net Assets           15.5%

Within this environment, Mutual Shares Fund - Class Z provided a 14.95% one-year cumulative total return as shown in the Performance Summary on page 6. The Lipper(R) Multi-Cap Value Funds Average(2) rose 7.76%, the Standard & Poor's(R) (S&P) MidCap 400(R) Index appreciated 14.72%, and the S&P 500(R) Composite Index (which is heavily weighted in technology stocks) climbed 21.04% during the same period.(3)

We achieved our results by sticking to our longstanding value and special situation approach. Although many market participants were interested only in positive momentum (buying what's hot) and were unconcerned about valuation, we continued to conduct fundamental analysis and bought securities only when we saw substantial upside potential with relatively little risk. In our opinion, risk still matters.

Several stocks contributed significantly to the fund's strong performance. Telephone & Data Systems Inc., a wireless and wireline telephone company, almost tripled during the 12 months under review due to fast growth and the announced merger of one of its affiliates. Canary Wharf Group PLC, an owner of a large London office development, had a successful public offering in March 1999 and continued to perform well

2. The Lipper Multi-Cap Value Funds Average is an equally-weighted average consisting of 518 mutual funds (including Mutual Shares Fund) within the Multi-Cap Value investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

3. Sources: Standard & Poor's Micropal.

The S&P MidCap 400 Index consists of 400 domestic stocks with a median market capitalization of $676 million. It is a market-value weighted index, where stock price is multiplied by the number of shares outstanding, with each stock affecting the Index in proportion to its market value. The Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as a standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange.

throughout the year. We invested in Canary Wharf in the latter half of 1995, after the company had emerged from bankruptcy, and have made several times our initial investment since then. Finally, one of the fund's larger positions, Compagnie Financiere Richemont AG, a Swiss holding company primarily involved in luxury goods, almost doubled in price in 1999 as the market came to appreciate its strong brand names.

The year was not without disappointment, however. While certain investments in financial stocks, including brokers Lehman Brothers Holdings Inc. and Morgan Stanley Dean Witter & Co. were profitable, some of our bank and finance company investments, including Bank One Corp. and First Union Corp., were not. Despite these setbacks, the fund's overall performance was good for a value fund during a year in which our style generally remained out of favor.

Looking forward, we believe domestic and foreign markets should again present us with profitable investment opportunities in the year 2000. As a number of "new economy" securities have risen to dizzying heights, the stocks of many solid companies have languished, creating investment opportunities for Mutual Shares Fund. A number of industries feature attractive companies trading at low multiples and big discounts to our appraisal of their intrinsic value, and we shall concentrate our efforts on mining these overlooked sectors for what we believe will be tomorrow's gems. Among the areas in which we see compelling value are financials, where rising interest rates have sent many companies' share prices sharply lower. Other sectors where we see opportunity include "old

  TOP 10 INDUSTRIES*
  12/31/99

                        % OF TOTAL
  INDUSTRY              NET ASSETS
  --------------------------------
  Multi-Industry              12.3%

  Broadcasting & Publishing    8.5%

  Financial Services           8.1%

  Telecommunications           4.8%

  Automobiles                  4.7%

  Insurance                    4.0%

  Real Estate                  3.9%

  Banking                      3.8%

  Merchandising                3.5%

  Business & Public Services   3.0%

*Based on equity securities.

  TOP 10 HOLDINGS
  12/31/99

  COMPANY                    % OF TOTAL
  INDUSTRY, COUNTRY          NET ASSETS
  -------------------------------------
  Investor AB, A&B,                4.0%
  Multi-Industry, Sweden

  Telephone & Data Systems Inc.,   3.3%
  Telecommunications,
  United States

  Canary Wharf Group PLC,          3.0%
  Real Estate, United Kingdom

  MediaOne Group Inc.,             2.4%
  Broadcasting & Publishing,
  United States

  General Motors Corp.,            1.6%
  Automobiles, United States

  Bear Stearns Cos. Inc.,          1.5%
  Financial Services,
  United States

  Delphi Automotive                1.5%
  Systems Corp.,
  Automobiles, United States

  Washington Post Co. B,           1.5%
  Broadcasting & Publishing,
  United States

  Lagardere SCA,                   1.5%
  Multi-Industry, France

  B.F. Goodrich Co.,               1.3%
  Aerospace & Military
  Technology, United States

media" (i.e., newspapers, television broadcasting), auto parts suppliers, and lodging. We also expect to profit by investing in bankrupt and distressed companies, a strategy we have long successfully employed.

While acknowledging the significant innovations brought about by technology and the Internet, we are unwilling to pay the unprecedented market valuations these companies now command. We realize that many once-great technology companies have vanished over the years, and that the technological winners of today may not sustain their leadership in the years ahead. With the Nasdaq 100(R) trading at over 100 times earnings(4), the optimism built into current prices does not allow for error or disappointment. We will not engage in speculative investing, but shall continue to focus on determining the true present value of a business while attempting to purchase its securities at a meaningful discount. Of course, past results do not guarantee future performance. As always, we are mindful of the risks of each investment, and will continue to focus on the downside as well as the upside potential while striving to provide shareholders with the best risk-adjusted returns possible.



4. Source: Nasdaq. The Nasdaq 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Market tier of The Nasdaq Stock Market, and reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Nasdaq 100 Index is a modified capitalization-weighted index, which is designed to limit domination of the Index by a few large stocks while generally retaining the ranking of companies. Almost all of the companies now in the Index are over $1 billion in market value, with $6 billion as the average (as of 12/31/99).

Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

We appreciate your participation in the Mutual Shares Fund and welcome your comments and suggestions, either through regular mail or by e-mail at mutualseries@frk.com.

Sincerely,

/s/ Lawrence Sondike

Lawrence Sondike*
Portfolio Manager



*In February 2000, Lawrence Sondike assumed primary responsibility for investments in Mutual Shares Fund.



  The fund generally expects to hedge against currency risk where feasible and to the extent possible. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the fund invests.

  It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments, involve higher credit risks. These and other risks are discussed in the prospectus, which you should review before making an investment decision.

  This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A (formerly Class I): Subject to the current, maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

For all share classes, the fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower.
--------------------------------------------------------------------------------

ONE-YEAR PERFORMANCE SUMMARY AS OF 12/31/99

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS Z
One-Year Total Return                  14.95%
Net Asset Value (NAV)                  (12/31/99) $20.43        (12/31/98)      $19.55
Change in NAV                          +$0.88
Distributions (1/1/99 - 12/31/99)      Dividend Income          $0.4189
                                       Long-Term Capital Gain   $1.5756
                                       --------------------------------
                                       Total                    $1.9945
CLASS A
One-Year Total Return                  14.57%
Net Asset Value (NAV)                  (12/31/99) $20.38        (12/31/98)      $19.50
Change in NAV                          +$0.88
Distributions (1/1/99 - 12/31/99)      Dividend Income          $0.3406
                                       Long-Term Capital Gain   $1.5756
                                       --------------------------------
                                       Total                    $1.9162
CLASS B
One-Year Total Return                  13.76%
Net Asset Value (NAV)                  (12/31/99) $20.26        (1/1/99)        $19.50
Change in NAV                          +$0.76
Distributions (1/1/99 - 12/31/99)      Dividend Income          $0.3064
                                       Long-Term Capital Gain   $1.5756
                                       --------------------------------
                                       Total                    $1.8820
CLASS C
One-Year Total Return                  13.87%
Net Asset Value (NAV)                  (12/31/99) $20.29        (12/31/98)      $19.41
Change in NAV                          +$0.88
Distributions (1/1/99 - 12/31/99)      Dividend Income          $0.1966
                                       Long-Term Capital Gain   $1.5756
                                       --------------------------------
                                       Total                    $1.7722

Mutual Shares Fund paid distributions derived from long-term capital gains totaling $1.5756 per share in June and December 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.

ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99


CLASS Z                               1-YEAR       5-YEAR        10-YEAR
-------------------------------------------------------------------------
Cumulative Total Return(1)            14.95%      127.61%       281.10%

Average Annual Total Return(2)        14.95%       17.88%        14.32%

Value of $10,000 Investment(3)       $11,495      $22,761       $38,110

                                                                INCEPTION
CLASS A                               1-YEAR       3-YEAR       (11/1/96)
-------------------------------------------------------------------------
Cumulative Total Return(1)            14.57%       44.46%        54.07%

Average Annual Total Return(2)         7.98%       10.84%        12.51%

Value of $10,000 Investment(3)       $10,798      $13,616       $14,521

                                                                INCEPTION
CLASS B                                            1-YEAR       (1/1/99)
-------------------------------------------------------------------------
Cumulative Total Return(1)                         13.76%        13.76%

Average Annual Total Return(2)                      9.76%         9.76%

Value of $10,000 Investment(3)                    $10,976       $10,976

                                                                INCEPTION
CLASS C                               1-YEAR       3-YEAR       (11/1/96)
-------------------------------------------------------------------------
Cumulative Total Return(1)            13.87%       41.72%        51.03%

Average Annual Total Return(2)        11.72%       11.95%        13.55%

Value of $10,000 Investment(3)       $11,172      $14,030       $14,951


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic, and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see the fund's "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS Z
-----------------------------------------
1-Year                             14.95%

5-Year                             17.88%

10-Year                            14.32%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. As a result of changes to the Lipper domestic equity fund classifications during the reporting period, performance for the Lipper Growth & Income Funds Average will not be provided in the future. The fund has been reclassified by Lipper and is currently categorized as a Multi-Cap Value Fund. Performance for both averages has been provided for comparison purposes during this transitional period only. Future reports will include performance information for the Lipper Multi-Cap Funds Average, but not for the Lipper Growth & Income Funds Average.



CLASS Z (1/1/90-12/31/99)
This graph compares the performance of Mutual Shares Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 1/1/90-12/31/99.

                     MUTUAL SHARES                       LIPPER GROWTH & INCOME   LIPPER MULTI-CAP VALUE
   DATE             FUND - CLASS Z       S&P 500*            FUNDS AVERAGE**          FUNDS AVERAGE**
   ----             --------------       -------             -------------            -------------
01/01/1990            $10,000            $10,000                $10,000                   $10,000
12/31/1990            $ 9,018            $ 9,690                $ 9,555                   $ 9,376
12/31/1991            $10,910            $12,643                $12,354                   $12,051
12/31/1992            $13,237            $13,606                $13,467                   $13,377
12/31/1993            $16,015            $14,977                $15,118                   $15,212
12/31/1994            $16,743            $15,175                $14,995                   $15,154
12/31/1995            $21,618            $20,878                $19,711                   $19,922
12/31/1996            $26,105            $25,671                $23,922                   $24,147
12/31/1997            $32,990            $34,235                $30,397                   $30,447
12/31/1998            $33,138            $44,020                $35,200                   $33,193
12/31/1999            $38,110            $53,282                $40,051                   $35,769


Past performance does not guarantee future results.

CLASS A (11/1/96-12/31/99)
This graph compares the performance of Mutual Shares Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 11/1/96 -12/31/99.

                    MUTUAL SHARES                        LIPPER GROWTH & INCOME   LIPPER MULTI-CAP VALUE
   DATE             FUND- CLASS A        S&P 500*            FUNDS AVERAGE**          FUNDS AVERAGE**
   ----             -------------        -------             -------------            -------------
11/01/1996            $ 9,425            $10,000                 $10,000                 $10,000
11/30/1996            $ 9,968            $10,756                 $10,668                 $10,664
12/31/1996            $10,077            $10,543                 $10,557                 $10,620
01/31/1997            $10,390            $11,202                 $11,019                 $11,028
02/28/1997            $10,634            $11,289                 $11,077                 $11,120
03/31/1997            $10,493            $10,825                 $10,680                 $10,759
04/30/1997            $10,601            $11,472                 $11,076                 $11,060
05/31/1997            $11,100            $12,170                 $11,768                 $11,780
06/30/1997            $11,436            $12,715                 $12,222                 $12,208
07/31/1997            $12,070            $13,728                 $13,129                 $13,099
08/31/1997            $11,988            $12,959                 $12,678                 $12,779
09/30/1997            $12,532            $13,669                 $13,322                 $13,428
10/31/1997            $12,307            $13,212                 $12,851                 $12,909
11/30/1997            $12,460            $13,824                 $13,203                 $13,187
12/31/1997            $12,697            $14,062                 $13,425                 $13,403
01/31/1998            $12,596            $14,218                 $13,440                 $13,335
02/28/1998            $13,324            $15,243                 $14,364                 $14,262
03/31/1998            $13,766            $16,024                 $15,000                 $14,873
04/30/1998            $13,712            $16,186                 $15,101                 $14,934
05/31/1998            $13,581            $15,907                 $14,788                 $14,603
06/30/1998            $13,515            $16,553                 $15,035                 $14,638
07/31/1998            $13,148            $16,376                 $14,647                 $14,130
08/31/1998            $11,293            $14,008                 $12,490                 $12,023
09/30/1998            $11,214            $14,906                 $13,154                 $12,579
10/31/1998            $11,947            $16,118                 $14,120                 $13,562
11/30/1998            $12,584            $17,094                 $14,841                 $14,178
12/31/1998            $12,698            $18,079                 $15,503                 $14,626
01/31/1999            $12,900            $18,835                 $15,764                 $14,669
02/28/1999            $12,725            $18,249                 $15,280                 $14,223
03/31/1999            $13,318            $18,979                 $15,778                 $14,595
04/30/1999            $14,340            $19,713                 $16,710                 $15,704
05/31/1999            $14,405            $19,248                 $16,495                 $15,643
06/30/1999            $14,817            $20,316                 $17,209                 $16,189
07/31/1999            $14,399            $19,683                 $16,713                 $15,712
08/31/1999            $13,835            $19,584                 $16,366                 $15,231
09/30/1999            $13,476            $19,048                 $15,842                 $14,631
10/31/1999            $14,001            $20,253                 $16,558                 $15,152
11/30/1999            $14,260            $20,664                 $16,783                 $15,253
12/31/1999            $14,521            $21,881                 $17,544                 $15,727

CLASS B (11/1/99-12/31/99)
This graph compares the performance of Mutual Shares Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 1/1/99 -12/31/99.

                  MUTUAL SHARES FUND-                   LIPPER GROWTH & INCOME    LIPPER MULTI-CAP VALUE
   DATE                CLASS B           S&P 500*            FUNDS AVERAGE**          FUNDS AVERAGE**
   ----                -------           -------             -------------            -------------
01/01/1999            $10,000            $10,000                $10,000                    $10,000
01/31/1999            $10,154            $10,418                $10,168                    $10,029
02/28/1999            $10,005            $10,094                $ 9,856                    $ 9,724
03/31/1999            $10,467            $10,498                $10,177                    $ 9,979
04/30/1999            $11,262            $10,904                $10,779                    $10,737
05/31/1999            $11,313            $10,647                $10,640                    $10,695
06/30/1999            $11,627            $11,238                $11,100                    $11,069
07/31/1999            $11,293            $10,887                $10,781                    $10,742
08/31/1999            $10,844            $10,833                $10,556                    $10,413
09/30/1999            $10,556            $10,536                $10,219                    $10,003
10/31/1999            $10,964            $11,203                $10,680                    $10,359
11/30/1999            $11,157            $11,430                $10,826                    $10,429
12/31/1999            $10,976            $12,103                $11,316                    $10,753


AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS A
----------------------------------------------
1-Year                                   7.98%

3-Year                                  10.84%

Since Inception (11/1/96)               12.51%


AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS B
----------------------------------------------
1-Year                                9.76%

Since Inception (1/1/99)              9.76%


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS C
----------------------------------------------
1-Year                                  11.72%

3-Year                                  11.95%

Since Inception (11/1/96)               13.55%


This graph compares the performance of Mutual Shares Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 11/1/96-12/31/99.

                    MUTUAL SHARES                         LIPPER GROWTH & INCOME   LIPPER MULTI-CAP VALUE
   DATE             FUND- CLASS C        S&P 500              FUNDS AVERAGE            FUNDS AVERAGE
   ----             -------------        -------              -------------            -------------
11/01/1996            $ 9,900            $10,000                 $10,000                 $10,000
11/30/1996            $10,467            $10,756                 $10,668                 $10,664
12/31/1996            $10,576            $10,543                 $10,557                 $10,620
01/31/1997            $10,901            $11,202                 $11,019                 $11,028
02/28/1997            $11,154            $11,289                 $11,077                 $11,120
03/31/1997            $10,994            $10,825                 $10,680                 $10,759
04/30/1997            $11,102            $11,472                 $11,076                 $11,060
05/31/1997            $11,620            $12,170                 $11,768                 $11,780
06/30/1997            $11,968            $12,715                 $12,222                 $12,208
07/31/1997            $12,623            $13,728                 $13,129                 $13,099
08/31/1997            $12,524            $12,959                 $12,678                 $12,779
09/30/1997            $13,089            $13,669                 $13,322                 $13,428
10/31/1997            $12,847            $13,212                 $12,851                 $12,909
11/30/1997            $13,002            $13,824                 $13,203                 $13,187
12/31/1997            $13,234            $14,062                 $13,425                 $13,403
01/31/1998            $13,128            $14,218                 $13,440                 $13,335
02/28/1998            $13,877            $15,243                 $14,364                 $14,262
03/31/1998            $14,327            $16,024                 $15,000                 $14,873
04/30/1998            $14,264            $16,186                 $15,101                 $14,934
05/31/1998            $14,120            $15,907                 $14,788                 $14,603
06/30/1998            $14,045            $16,553                 $15,035                 $14,638
07/31/1998            $13,657            $16,376                 $14,647                 $14,130
08/31/1998            $11,717            $14,008                 $12,490                 $12,023
09/30/1998            $11,635            $14,906                 $13,154                 $12,579
10/31/1998            $12,389            $16,118                 $14,120                 $13,562
11/30/1998            $13,041            $17,094                 $14,841                 $14,178
12/31/1998            $13,159            $18,079                 $15,503                 $14,626
01/31/1999            $13,355            $18,835                 $15,764                 $14,669
02/28/1999            $13,165            $18,249                 $15,280                 $14,223
03/31/1999            $13,768            $18,979                 $15,778                 $14,595
04/30/1999            $14,819            $19,713                 $16,710                 $15,704
05/31/1999            $14,887            $19,248                 $16,495                 $15,643
06/30/1999            $15,299            $20,316                 $17,209                 $16,189
07/31/1999            $14,859            $19,683                 $16,713                 $15,712
08/31/1999            $14,273            $19,584                 $16,366                 $15,231
09/30/1999            $13,894            $19,048                 $15,842                 $14,631
10/31/1999            $14,424            $20,253                 $16,558                 $15,152
11/30/1999            $14,687            $20,664                 $16,783                 $15,253
12/31/1999            $14,951            $21,881                 $17,544                 $15,727


*Source: Standard and Poor's Micropal.

** Source: Lipper Analytical Services, Inc. Lipper Growth & Income Funds Average consists of 148 funds as of 12/31/99. Lipper Multi-Cap Value Funds Average consists of 518 funds as of 12/31/99. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper averages may have been different.


Past performance does not guarantee future results.

MUTUAL SHARES FUND
Financial Highlights

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                          1999++         1998          1997          1996          1995
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $19.55        $21.30        $18.57        $17.29        $15.74
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .33           .53           .42           .55           .40
 Net realized and unrealized gains (losses).........          2.55          (.46)         4.43          2.96          4.10
                                                        ------------------------------------------------------------------
Total from investment operations....................          2.88           .07          4.85          3.51          4.50
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.42)         (.53)         (.54)         (.50)         (.39)
 Net realized gains.................................         (1.58)        (1.29)        (1.58)        (1.73)        (2.56)
                                                        ------------------------------------------------------------------
Total distributions.................................         (2.00)        (1.82)        (2.12)        (2.23)        (2.95)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $20.43        $19.55        $21.30        $18.57        $17.29
                                                        ==================================================================
Total Return........................................        14.95%          .45%        26.44%        20.76%        29.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $5,571,867    $6,279,026    $7,918,986    $6,543,063    $5,229,574
Ratios to average net assets:
 Expenses(a)........................................          .77%          .76%          .76%          .70%          .73%
 Expenses, excluding waiver and payments by
   affiliate(a).....................................          .81%          .80%          .79%          .72%          .73%
 Net investment income..............................         1.58%         2.15%         1.92%         3.02%         2.47%
Portfolio turnover rate.............................        66.24%        69.46%        49.61%        58.35%        79.32%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets would have been:
 Expenses...........................................          .75%          .73%          .72%          .70%          .69%
 Expenses, excluding waiver and payments by
   affiliate........................................          .79%          .77%          .75%          .72%          .69%

+Per share amounts for all periods prior to December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997. ++Based on average weighted shares outstanding.

MUTUAL SHARES FUND
Financial Highlights (continued)

                                                                                      CLASS A
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                                                              1999+++            1998           1997+++          1996+
                                                             ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year.......................        $19.50           $21.26           $18.56        $18.90
                                                             ----------------------------------------------------------
Income from investment operations:
 Net investment income...................................           .26              .40              .34           .21
 Net realized and unrealized gains (losses)..............          2.54             (.41)            4.43          1.08
                                                             ----------------------------------------------------------
Total from investment operations.........................          2.80             (.01)            4.77          1.29
                                                             ----------------------------------------------------------
Less distributions from:
 Net investment income...................................          (.34)            (.46)            (.49)         (.47)
 Net realized gains......................................         (1.58)           (1.29)           (1.58)        (1.16)
                                                             ----------------------------------------------------------
Total distributions......................................         (1.92)           (1.75)           (2.07)        (1.63)
                                                             ----------------------------------------------------------
Net asset value, end of year.............................        $20.38           $19.50           $21.26        $18.56
                                                             ==========================================================
Total Return*............................................        14.57%             .06%           26.03%         6.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)..........................    $1,365,694       $1,509,647       $1,043,262       $35,634
Ratios to average net assets:
 Expenses(a).............................................         1.12%            1.11%            1.11%         1.09%**
 Expenses, excluding waiver and payments by
   affiliate(a)..........................................         1.16%            1.15%            1.14%         1.18%**
 Net investment income...................................         1.23%            1.78%            1.58%         2.44%**
Portfolio turnover rate..................................        66.24%           69.46%           49.61%        58.35%

(a)Excluding dividend expense on securities sold short,
   the ratios of expenses and expenses, excluding waiver
   and payments by affiliate to average net assets would
   have been:
 Expenses................................................         1.10%            1.08%            1.07%         1.09%**
 Expenses, excluding waiver and payments by affiliate....         1.14%            1.12%            1.10%         1.18%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
 12

MUTUAL SHARES FUND
Financial Highlights (continued)

                                                                     CLASS B
                                                                ------------------
                                                                    YEAR ENDED
                                                                DECEMBER 31, 1999+
                                                                ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................          $19.50
                                                                     -------
Income from investment operations:
 Net investment income......................................             .09
 Net realized and unrealized gains..........................            2.55
                                                                     -------
Total from investment operations............................            2.64
                                                                     -------
Less distributions from:
 Net investment income......................................            (.30)
 Net realized gains.........................................           (1.58)
                                                                     -------
Total distributions.........................................           (1.88)
                                                                     -------
Net asset value, end of year................................          $20.26
                                                                     =======
Total Return*...............................................          13.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................         $21,634
Ratios to average net assets:
 Expenses(a)................................................           1.77%
 Expenses, excluding waiver and payments by affiliate(a)....           1.81%
 Net investment income......................................            .46%
Portfolio turnover rate.....................................          66.24%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets would have
   been:
 Expenses...................................................           1.75%
 Expenses, excluding waiver and payments by affiliate.......           1.79%

*Total return does not reflect contingent deferred sales charge and is not annualized.
+Effective date of Class B shares was January 1, 1999. Based on average weighted shares outstanding.

MUTUAL SHARES FUND
Financial Highlights (continued)

                                                                                       CLASS C
                                                                -----------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------
                                                                1999+++          1998         1997+++         1996+
                                                                -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $19.41         $21.18         $18.56         $18.90
                                                                -----------------------------------------------------
Income from investment operations:
 Net investment income......................................         .12            .28            .20            .20
 Net realized and unrealized gains (losses).................        2.53           (.43)          4.42           1.08
                                                                -----------------------------------------------------
Total from investment operations............................        2.65           (.15)          4.62           1.28
                                                                -----------------------------------------------------
Less distributions from:
 Net investment income......................................        (.20)          (.33)          (.42)          (.46)
 Net realized gains.........................................       (1.57)         (1.29)         (1.58)         (1.16)
                                                                -----------------------------------------------------
Total distributions.........................................       (1.77)         (1.62)         (2.00)         (1.62)
                                                                -----------------------------------------------------
Net asset value, end of year................................      $20.29         $19.41         $21.18         $18.56
                                                                =====================================================
Total Return*...............................................      13.87%         (.59)%         25.17%          6.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $890,712       $993,931       $636,838        $16,873
Ratios to average net assets:
 Expenses(a)................................................       1.76%          1.76%          1.76%          1.71%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.80%          1.80%          1.79%          1.80%**
 Net investment income......................................        .59%          1.12%           .92%          1.69%**
Portfolio turnover rate.....................................      66.24%         69.46%         49.61%         58.35%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets would have
   been:
 Expenses...................................................       1.74%          1.73%          1.72%          1.71%**
 Expenses, excluding waiver and payments by affiliate.......       1.78%          1.77%          1.75%          1.80%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 14

 MUTUAL SHARES FUND
 STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                   COUNTRY            SHARES             VALUE
 -------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 80.9%
 AEROSPACE & MILITARY TECHNOLOGY 1.5%
 B.F. Goodrich Co. ..........................................    United States          3,839,379     $  105,582,923
*Hexcel Corp. ...............................................    United States          1,740,895          9,683,728
                                                                                                      --------------
                                                                                                         115,266,651
                                                                                                      --------------
 APPLIANCES & HOUSEHOLD DURABLES .1%
 Maytag Corp. ...............................................    United States            140,700          6,753,600
                                                                                                     --------------
 AUTOMOBILES 4.7%
 Borg-Warner Automotive Inc. ................................    United States            612,700         24,814,350
 Delphi Automotive Systems Corp. ............................    United States          7,603,308        119,752,101
 General Motors Corp. .......................................    United States          1,746,175        126,925,095
*Lear Corp. .................................................    United States          2,710,400         86,732,800
*SPX Corp. ..................................................    United States            128,000         10,344,000
                                                                                                      --------------
                                                                                                         368,568,346
                                                                                                      --------------
 BANKING 3.8%
 Bank One Corp. .............................................    United States          2,381,929         76,370,599
 Banknorth Group Inc. .......................................    United States            185,100          4,951,425
 Chase Manhattan Corp. ......................................    United States            986,476         76,636,854
 National City Corp. ........................................    United States          1,501,219         35,560,125
 Peoples Heritage Financial Group Inc. ......................    United States          2,093,750         31,537,109
 Sovereign Bancorp Inc. .....................................    United States          4,311,900         32,137,130
 U.S. Bancorp................................................    United States          1,768,266         42,106,834
                                                                                                      --------------
                                                                                                         299,300,076
                                                                                                      --------------
 BEVERAGES & TOBACCO 1.6%
 Brown-Forman Corp., B.......................................    United States            246,120         14,090,370
 Gallaher Group PLC..........................................    United Kingdom         6,866,611         29,241,107
 Gallaher Group PLC, ADR.....................................    United Kingdom           160,000          2,460,000
 Genesee Corp., A............................................    United States              2,211             44,220
 Pepsi Bottling Group Inc. ..................................    United States          3,181,300         52,690,281
 UST Inc. ...................................................    United States          1,176,800         29,640,650
                                                                                                      --------------
                                                                                                         128,166,628
                                                                                                      --------------
 BROADCASTING & PUBLISHING 8.5%
*AT&T Corp. -- Liberty Media Group, A........................    United States          1,131,712         64,224,656
 Central Newspapers Inc., A..................................    United States            727,440         28,642,950
 Dow Jones & Co. Inc. .......................................    United States            802,000         54,536,000
 Dun & Bradstreet Corp. .....................................    United States          1,066,300         31,455,850
 Media General Inc., A.......................................    United States          1,194,600         62,119,200
*MediaOne Group Inc. ........................................    United States          2,404,273        184,678,220
 Meredith Corp. .............................................    United States            794,000         33,099,875
 Scripps Co., A..............................................    United States          2,037,000         91,283,063
 Washington Post Co., B......................................    United States            212,143        117,924,990
                                                                                                      --------------
                                                                                                         667,964,804
                                                                                                      --------------

     MUTUAL SHARES FUND
     STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
     -------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     BUILDING MATERIALS & COMPONENTS 1.0%
    *American Standard Cos. Inc. ................................    United States          1,131,400     $   51,902,975
     Armstrong World Industries Inc. ............................    United States            823,430         27,481,976
                                                                                                          --------------
                                                                                                              79,384,951
                                                                                                          --------------
     BUSINESS & PUBLIC SERVICES 3.0%
     Deluxe Corp. ...............................................    United States             57,300          1,572,169
     National Service Industries Inc. ...........................    United States            475,300         14,021,350
    *Republic Services Inc., A...................................    United States          4,149,800         59,653,375
     Suez Lyonnaise des Eaux SA..................................        France               568,108         90,995,654
     Vivendi.....................................................        France               742,500         67,014,120
                                                                                                          --------------
                                                                                                             233,256,668
                                                                                                          --------------
     CHEMICALS 1.3%
   +*Cytec Industries Inc. ......................................    United States          2,194,100         50,738,562
     Union Carbide Corp. ........................................    United States            757,850         50,586,489
                                                                                                          --------------
                                                                                                             101,325,051
                                                                                                          --------------
     DATA PROCESSING & REPRODUCTION .5%
     Compaq Computer Corp. ......................................    United States            964,900         26,112,606
    *NCR Corp. ..................................................    United States            343,100         12,994,913
                                                                                                          --------------
                                                                                                              39,107,519
                                                                                                          --------------
     ELECTRONIC COMPONENTS & INSTRUMENTS .6%
    *General Instrument Corp. ...................................    United States            446,400         37,944,000
     Thomas & Betts Corp. .......................................    United States            322,000         10,263,750
                                                                                                          --------------
                                                                                                              48,207,750
                                                                                                          --------------
     ENERGY EQUIPMENT & SERVICES .7%
    *Cooper Cameron Corp. .......................................    United States            468,400         22,922,325
    *Weatherford International Inc. .............................    United States            768,785         30,703,351
                                                                                                          --------------
                                                                                                              53,625,676
                                                                                                          --------------
     ENERGY SOURCES 3.0%
    *Abraxas Petroleum Corp. ....................................    United States            428,954            402,144
    *Apco Oil Corp. .............................................    United States              9,200                  0
     Atlantic Richfield Co. .....................................    United States            686,450         59,377,925
     Burlington Resources Inc. ..................................    United States          1,343,100         44,406,244
(R)+*Environmental Credits LLC...................................    United States            305,831         42,816,340
     Royal Dutch Petroleum Co., N.Y. shs. .......................     Netherlands             534,000         32,273,625
     Total Fina SA, ADR..........................................        France               157,737         10,923,287
     Total Fina SA, B............................................        France               325,759         43,454,211
                                                                                                          --------------
                                                                                                             233,653,776
                                                                                                          --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES 8.1%
Bear Stearns Cos. Inc. .....................................    United States          2,822,179     $  120,648,152
CIT Group Inc., A...........................................    United States          3,431,430         72,488,959
Dime Bancorp Inc. ..........................................    United States          1,283,700         19,415,963
Finova Group Inc. ..........................................    United States          2,495,700         88,597,350
Greenpoint Financial Corp. .................................    United States          2,646,392         63,017,210
Household International Inc. ...............................    United States          1,859,648         69,271,888
Lehman Brothers Holdings Inc. ..............................    United States            626,200         53,031,313
+*MFN Financial Corp. ......................................    United States            573,852          3,730,038
Morgan Stanley, Dean Witter & Co. ..........................    United States            139,800         19,956,450
PMI Group Inc. .............................................    United States            896,250         43,748,203
Power Corp. of Canada.......................................        Canada               638,700         10,932,862
Power Financial Corp. ......................................        Canada               440,700          7,315,029
+United Asset Management Corp. .............................    United States          3,435,900         63,778,894
                                                                                                     --------------
                                                                                                        635,932,311
                                                                                                     --------------
FOOD & HOUSEHOLD PRODUCTS 2.6%
+*Fine Host Corp. ..........................................    United States            784,457          7,766,124
*Pactiv Corp. ..............................................    United States          2,706,400         28,755,500
+Seaboard Corp. ............................................    United States             78,050         15,161,212
(R)+*Sunbeam Corp. .........................................    United States         11,260,174         42,436,781
U.S. Industries Inc. .......................................    United States          4,194,200         58,718,801
+Van Melle NV...............................................     Netherlands             889,481         51,042,401
                                                                                                     --------------
                                                                                                        203,880,819
                                                                                                     --------------
FOREST PRODUCTS & PAPER .9%
Rayonier Inc. ..............................................    United States            906,450         43,792,866
St. Joe Co. ................................................    United States            995,325         24,198,839
                                                                                                     --------------
                                                                                                         67,991,705
                                                                                                     --------------
HEALTH & PERSONAL CARE 2.4%
American Home Products Corp. ...............................    United States             59,700          2,354,419
Aventis SA..................................................        France             1,668,984         96,949,941
*Foundation Health Systems, A...............................    United States          1,304,300         12,961,481
*PacifiCare Health Systems Inc. ............................    United States            315,594         16,726,482
Sankyo Co. Ltd. ............................................        Japan                470,100          9,661,007
*Tenet Healthcare Corp. ....................................    United States          1,899,400         44,635,900
Ventas Inc. ................................................    United States          1,523,500          6,379,656
                                                                                                     --------------
                                                                                                        189,668,886
                                                                                                     --------------
INDUSTRIAL COMPONENTS .8%
(R)+*Lancer Industries Inc., B..............................    United States                  3         12,204,615
*Owens-Illinois Inc. .......................................    United States          2,010,362         50,384,698
*PXL Holdings Corp. ........................................    United States                 21             16,800
                                                                                                     --------------
                                                                                                         62,606,113
                                                                                                     --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE 4.0%
Allmerica Financial Corp. ..................................    United States          1,200,100     $   66,755,563
AON Corp. ..................................................    United States            885,300         35,412,000
Lincoln National Corp. .....................................    United States            435,000         17,400,000
MBIA Inc. ..................................................    United States          1,422,300         75,115,219
Old Republic International Corp. ...........................    United States          3,727,500         50,787,188
ReliaStar Financial Corp. ..................................    United States            385,100         15,091,106
+White Mountain Insurance Group Inc. .......................    United States            421,384         50,776,772
                                                                                                     --------------
                                                                                                        311,337,848
                                                                                                     --------------
LEISURE & TOURISM 2.9%
Galileo International Inc. .................................    United States          1,414,700         42,352,581
Hilton Hotels Corp. ........................................    United States          3,741,270         36,009,724
*Park Place Entertainment Corp. ............................    United States          4,810,200         60,127,500
Starwood Hotels & Resorts Worldwide Inc. ...................    United States          3,686,400         86,630,400
                                                                                                     --------------
                                                                                                        225,120,205
                                                                                                     --------------
MACHINERY & ENGINEERING .8%
Invensys PLC................................................    United Kingdom        12,142,914         65,348,843
                                                                                                     --------------
MERCHANDISING 3.5%
*Federated Department Stores Inc. ..........................    United States          1,713,875         86,657,805
J.C. Penney Co. Inc. .......................................    United States          1,769,500         35,279,406
May Department Stores Co. ..................................    United States            660,600         21,304,350
*Payless Shoesource Inc. ...................................    United States          1,015,400         47,723,800
*Saks Inc. .................................................    United States          2,900,900         45,145,256
Sears, Roebuck & Co. .......................................    United States          1,285,000         39,112,188
                                                                                                     --------------
                                                                                                        275,222,805
                                                                                                     --------------
MULTI-INDUSTRY 12.3%
*Alleghany Corp. ...........................................    United States            269,040         49,906,920
*Berkshire-Hathaway Inc., A.................................    United States              1,025         57,502,500
Compagnie Financiere Richemont AG, Br., A...................     Switzerland              20,171         48,131,743
Compagnie Generale D'Industrie et de Participation..........        France               943,268         61,725,958
Corporacion Financiera Alba SA..............................        Spain              2,290,463         78,308,792
Investor AB, A .............................................        Sweden             6,726,600         95,698,836
Investor AB, B..............................................        Sweden            15,499,750        218,691,358
Kansas City Southern Industries Inc. .......................    United States          1,292,300         96,437,888
Lagardere SCA...............................................        France             2,149,187        116,838,919
*Thermo Electron Corp. .....................................    United States          3,872,900         58,093,500
TRW Inc. ...................................................    United States          1,334,600         69,315,788
Williams PLC................................................    United Kingdom         3,426,880         15,673,143
                                                                                                     --------------
                                                                                                        966,325,345
                                                                                                     --------------
REAL ESTATE 3.9%
+*Alexander's Inc. .........................................    United States            383,200         30,272,800
*Al-Zar Ltd. LP.............................................    United States                284              1,420

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     REAL ESTATE (CONT.)
*    Cadillac Fairview Corp. ...................................        Canada             1,119,697     $   25,787,337
*    Cadillac Fairview Corp., wts., 7/31/00.....................        Canada               291,749          3,006,474
+*   Canary Wharf Group PLC....................................    United Kingdom        38,342,402        237,637,752
+    MBO Properties Inc. .......................................    United States            574,712            287,356
(R)* Security Capital European Realty...........................    United States            685,950          9,882,825
                                                                                                         --------------
                                                                                                            306,875,964
                                                                                                         --------------
     RECREATION & OTHER CONSUMER GOODS
*    Bulova Corp. ..............................................    United States             37,900            833,800
                                                                                                         --------------
     TELECOMMUNICATIONS 4.8%
     BCE Inc. ..................................................        Canada               593,550         53,837,805
*    General Motors Corp., H....................................    United States            171,400         16,454,400
     Telephone & Data Systems Inc. .............................    United States          2,052,500        258,615,000
     U.S. West Inc. ............................................    United States            494,300         35,589,600
*    United States Cellular Corp. ..............................    United States            105,900         10,689,281
                                                                                                         --------------
                                                                                                            375,186,086
                                                                                                         --------------
     TEXTILES & APPAREL .3%
     Liz Claiborne Inc. ........................................    United States            738,600         27,789,825
                                                                                                         --------------
     TRANSPORTATION 2.2%
     Burlington Northern Santa Fe Corp. .........................    United States            977,600         23,706,800
+    Florida East Coast Industries Inc. .........................    United States          1,921,500         80,222,625
     Railtrack Group PLC.........................................    United Kingdom         4,343,743         71,252,633
                                                                                                          --------------
                                                                                                             175,182,058
                                                                                                          --------------
     UTILITIES ELECTRICAL & GAS 1.1%
*    MidAmerican Energy Holding Co. .............................    United States          1,927,600         64,936,025
     Veba AG.....................................................       Germany               449,647         21,954,978
                                                                                                          --------------
                                                                                                              86,891,003
                                                                                                          --------------
     TOTAL COMMON STOCKS (COST $4,680,538,762)...................                                          6,350,775,112
                                                                                                          --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                  --------------
BONDS AND NOTES 2.4%
Abraxas Petroleum Corp., Series A, 11.50%, 11/01/04.........    United States     $    5,036,500          4,608,398
Dictaphone Corporation:
  Revolver..................................................    United States          7,349,262          6,908,307
  Tranche B, Term Loan......................................    United States          4,933,932          4,687,236
Eurotunnel Finance Ltd.:
  Equity Note 12/31/03......................................    United Kingdom         9,069,442GBP       6,302,600
  Participating Loan Note, 4/30/40..........................    United Kingdom         1,482,000GBP       1,005,931

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
 BONDS AND NOTES (CONT.)
 Eurotunnel PLC:
  12/31/18, Tier 2...........................................    United Kingdom        14,936,189GBP  $   16,776,268
  12/31/25, Tier 3...........................................    United Kingdom         8,162,126GBP       7,452,852
  12/31/50, Resettable Advance R5............................    United Kingdom         3,751,660GBP       2,031,136
  Stabilization Advance S8, Tier 1...........................    United Kingdom         4,533,094GBP       1,758,234
  Stabilization Advance S8, Tier 2...........................    United Kingdom         2,855,531GBP         922,970
 Eurotunnel SA:
  12/31/12, Tier 1 (Libor)...................................        France             6,135,965EUR       4,849,222
  12/31/12, Tier 1 (Pibor)...................................        France               766,479EUR         605,745
  12/31/18, Tier 2 (Libor)...................................        France            22,166,207EUR      15,397,848
  12/31/18, Tier 2 (Pibor)...................................        France             4,576,207EUR       3,178,881
  12/31/25, Tier 3 (Libor)...................................        France            36,294,197EUR      20,279,150
  12/31/25, Tier 3 (Pibor)...................................        France            10,575,783EUR       5,909,151
  12/31/50, Resettable Advance R4............................        France            21,724,301EUR       7,217,376
  Stabilization Advance S6, Tier 1 (Pibor)...................        France             1,849,047EUR         446,765
  Stabilization Advance S6, Tier 2...........................        France             5,766,952EUR       1,161,170
  Stabilization Advance S7, Tier 1 (Pibor)...................        France             4,122,676EUR         996,116
 Golden Books Publishing, 7.65%, 9/15/02.....................    United States          4,020,000          1,728,600
 HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06................    United Kingdom         7,930,000          5,154,500
 Imperial Credit Capital Trust I, B, 10.25%, 6/15/02.........    United States          7,730,000          6,261,300
+MFN Financial Corp.:
  Series A, 10.00%, 3/23/01.................................    United States          2,378,216          2,294,978
  Series B, FRN, 10.676%, 3/23/01...........................    United States          4,028,213          3,907,367
 RH Cement Finance PLC, 144A, 31.20%, 3/10/00                   Irish Republic         6,050,000          6,715,500
 Rite Aid Corp.:
  7.125%, 1/15/07...........................................    United States          3,235,000          2,393,900
  144A, 6.125%, 12/15/08....................................    United States            780,000            553,800
  6.875%, 8/15/13...........................................    United States            975,000            653,250
 Security Capital US Realty, cvt., 144A, 2.00%, 5/22/03.....    United States         19,027,000         14,139,439
 SFC New Holdings Inc., PIK, 13.25%, 8/15/03................    United States         12,321,000          8,871,120
 Southwest Royalties Inc., B, 10.50%, 10/15/04..............    United States         29,763,000         15,923,205
 TFM SA de CV:
  senior disc. note, zero cpn...............................        Mexico             7,050,000          4,529,625
  10.25%, 6/15/07...........................................        Mexico               400,000            380,000
 Tribasa Toll Road Trust I:
  10.50%, 12/01/11..........................................        Mexico               450,659            180,264
  144A, 10.50%, 12/01/11....................................        Mexico             3,064,482          1,225,793
 U.S. Cellular Corp., cvt., 6/15/15.........................    United States          5,000,000          4,837,500
                                                                                                     --------------
 TOTAL BONDS AND NOTES (COST $206,672,295)..................                                            192,245,497
                                                                                                     --------------
 BONDS & NOTES IN REORGANIZATION 3.4%
*Acme Metals Inc., Term Loan................................    United States          4,554,143          3,871,021
*Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11........    United States            775,000            294,500

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Altos Hornos de Mexico SA:
  cvt., 5.50%, 12/15/01.....................................        Mexico               350,000     $      119,000
  Series A, 11.375%, 4/30/02................................        Mexico             1,540,000            608,300
  Series B, 11.875%, 4/30/04................................        Mexico             1,070,000            422,650
  Tranche A, Term Loan......................................    United States          2,005,524            842,320
*APS Inc., Tranche B........................................    United States         27,819,558          4,033,836
*Breed Technologies Inc.:
  Bank Debt.................................................    United States             45,503             26,619
  Tern Loan B...............................................    United States            311,276            182,096
*Brunos Inc.:
  Revolver..................................................    United States          4,001,907          2,361,125
  Tranche A, Term Loan......................................    United States          7,360,726          4,342,828
  Tranche B, Term Loan......................................    United States          6,777,440          3,998,690
*Crown Leasing, Bank Claim..................................        Japan          1,655,539,489JPY       1,121,136
*Decision One Corp.:
  Revolver..................................................    United States          5,860,870          2,622,739
  Tranche A, Term Loan......................................    United States         19,650,236          8,793,480
  Tranche B, Term Loan......................................    United States          9,033,079          4,042,303
*Dow Corning Corp.:
  8.55%, 3/01/01............................................    United States            500,000            675,000
  9.375%, 2/01/08...........................................    United States          2,170,000          3,124,800
  8.15%, 10/15/29...........................................    United States          5,280,000          7,128,000
  9.50%, 8/10/49............................................    United States          1,250,000          1,812,500
  Bank Debt.................................................    United States        600,000,000JPY       6,341,440
  Bank Debt #1..............................................    United States          7,500,000         10,312,500
  Bank Debt.................................................    United States          2,738,952          3,766,059
  Bank Claim................................................    United States          1,000,000          1,375,000
  Bank Claim #2.............................................    United States          1,391,595          1,913,443
*Harnischfeger Industries Inc.:
  8.90%, 3/01/22............................................    United States          6,173,000          2,345,740
  8.70%, 6/15/22............................................    United States          4,455,000          1,692,900
  7.25%, 12/15/25...........................................    United States         11,685,000          4,440,300
  6.875%, 2/15/27...........................................    United States          6,385,000          2,426,300
*Integrated Health Services Inc.:
  Revolver..................................................    United States          7,429,915          3,417,761
  Tranche B, Term Loan......................................    United States          9,384,697          4,316,960
  Tranche C, Term Loan......................................    United States          6,473,448          2,977,786
*Koninklijke Ned Vlieg Fokker NV, Trade Claim...............     Netherlands          10,115,607EUR       2,953,313
*Loewen Group Inc., Series 5, 6.10%, 10/01/02...............        Canada             5,860,000CAD       1,945,363

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Loewen Group International Inc.:
  144A, 6.70%, 10/01/99.....................................        Canada            17,425,000     $    8,538,250
  Revolver..................................................    United States          2,559,720          1,356,652
  Series 3, 7.50%, 4/15/01..................................        Canada             3,820,000          1,871,800
  Series 3, 7.75%, 10/15/01.................................        Canada             3,880,000          1,901,200
  Series 2, 8.25%, 4/15/03..................................        Canada             4,085,000          2,001,650
  Series 6, 7.20%, 6/01/03..................................        Canada            30,055,000         15,027,500
  Series 4, 8.25%, 10/15/03.................................        Canada             5,945,000          2,913,050
  Series 7, 7.60%, 6/01/08..................................        Canada            20,810,000         10,405,000
*Mariner Post-Acute Network Inc.:
  Revolver..................................................    United States          1,372,593            439,230
  Tranche A, Term Loan......................................    United States          2,010,849            643,472
  Tranche B, Term Loan......................................    United States          1,755,243            561,678
  Tranche C, Term Loan......................................    United States            893,209            285,827
*Nippon Credit Bank Ltd., Bank Claim........................        Japan            842,728,577JPY       1,317,744
*Nippon Total Finance, Bank Claim...........................        Japan            854,369,557JPY         497,371
*Paging Network Inc., Revolver A............................    United States         10,299,000          8,754,150
*Peregrine Investments Holdings Ltd:
  6.70%, 1/15/98............................................      Hong Kong              500,000             72,500
  zero coupon, 1/22/98......................................      Hong Kong           95,000,000JPY         134,805
  2.60%, 6/30/00............................................      Hong Kong          250,000,000JPY         354,749
*Philip Services Corp.:
  Revolver Canadian Operating, CAD Tranche..................        Canada             6,531,357          2,612,543
  Revolver Canadian Operating, USD Tranche..................        Canada               173,744             69,498
  Revolver Tranche 1........................................    United States          6,005,962          2,402,385
  Revolver Tranche 2........................................    United States          6,079,744          2,431,898
  Revolver Tranche 3........................................    United States          2,795,057          1,118,023
*PIV Investment Finance (Cayman) Ltd., cvt.,
  4.50%,12/01/00............................................      Hong Kong           20,350,000          4,680,500
*Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17....    United States            385,000            146,300
*Pratama Datakom Asia BV:
  144A, 12.75%, 7/15/05.....................................      Indonesia           12,810,000          2,305,800
  Reg S, 12.75%, 7/15/05....................................      Indonesia            2,690,000            484,200
*Southeast Banking Corp.:
  zero coupon, 12/18/96.....................................    United States          2,230,000            596,525
  4.75%, 10/15/97...........................................    United States          3,317,000            812,665
  zero coupon, 11/12/97.....................................    United States          1,250,000            334,375
  10.50%, 4/11/01...........................................    United States          5,300,000            733,308
*United Companies Financial Corp., Revolver.................    United States         44,340,600         35,472,480
*Vencor Inc.:
  9.875%, 5/01/05...........................................    United States         28,300,000          5,872,250
  Revolver..................................................    United States          5,237,456          3,430,534
  Term Loan A...............................................    United States         21,440,016         14,043,197
  Term Loan B...............................................    United States         12,923,167          8,464,675
  Tranche A, Term Loan 3/07/00..............................    United States          3,447,016          3,412,546
  Tranche B, Term Loan 3/07/00..............................    United States          1,175,000          1,163,250

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
  BONDS & NOTES IN REORGANIZATION (CONT.)
 *Ventas Inc.
  Tranche A, Bridge Loan....................................    United States          4,519,645     $    4,090,279
  Tranche B, Revolver.......................................    United States          4,225,113          3,823,727
  Tranche C, Term Loan A....................................    United States          4,376,690          3,960,904
  Tranche D, Term Loan B....................................    United States          3,106,048          2,873,094
                                                                                                     --------------
  TOTAL BONDS & NOTES IN REORGANIZATION (COST $265,123,902).                                            263,059,392
                                                                                                     --------------
  COMPANIES IN LIQUIDATION .1%
+*City Investing Company Liquidating Trust..................    United States          4,314,037          5,527,360
 *Roeser & Pendelton........................................    United States              2,800              1,974
                                                                                                     --------------
  TOTAL COMPANIES IN LIQUIDATION (COST $589,345)............                                              5,529,334
                                                                                                     --------------
  GOVERNMENT AGENCIES 11.6%
  Fannie Mae, 4.980% to 5.920%, with maturities to 12/05/00.    United States        499,900,000        485,347,192
  Federal Home Loan Banks, 4.520% to 6.125%, with maturities
   to 1/26/01...............................................    United States        272,818,000        269,644,065
  Federal Home Loan Mortgage Corp., 4.780% to 5.635%,
   with maturities to 10/1/01................................    United States        159,300,000        155,650,663
                                                                                                     --------------
  TOTAL GOVERNMENT AGENCIES (COST $913,160,147).............                                            910,641,920
                                                                                                     --------------
  TOTAL INVESTMENTS (COST $6,066,084,451) 98.4%.............                                          7,722,251,255
  SECURITIES SOLD SHORT (2.3%)..............................                                           (181,844,480)
  NET EQUITY IN FORWARD CONTRACTS .3%.......................                                             25,549,871
  OTHER ASSETS, LESS LIABILITIES 3.6%.......................                                            283,951,368
                                                                                                     --------------
  TOTAL NET ASSETS 100.0%...................................                                         $7,849,908,014
                                                                                                     ==============
SECURITIES SOLD SHORT
                           ISSUER                                  COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
*BP Amoco PLC, ADR..........................................    United Kingdom           796,000     $   47,212,750
*Dow Chemical Co. ..........................................    United States            406,923         54,375,086
*DST Systems Inc. ..........................................    United States             81,500          6,219,469
*Golden Books Entertainment Inc. W/I .......................    United States             56,750            227,000
*Motorola Inc. .............................................    United States            256,700         37,799,075
*Nortel Networks Corp. .....................................        Canada               357,000         36,011,100
                                                                                                     --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $152,340,506).........                                         $  181,844,480
                                                                                                     ==============

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

CONTRACTS FOR DIFFERENCES                                                                      VALUE AT        UNREALIZED
                         ISSUER                                COUNTRY           SHARES        12/31/99         GAIN/LOSS
--------------------------------------------------------------------------------------------------------------------------
*BP Amoco PLC, cfd. 5.18................................    United Kingdom       512,800      $ 5,167,199      $  (875,399)
*BP Amoco PLC, cfd. 5.47................................    United Kingdom       204,000        2,055,594         (251,386)
*BP Amoco PLC, cfd. 5.565...............................    United Kingdom       148,500        1,496,351         (160,795)
*BP Amoco PLC, cfd. 5.65................................    United Kingdom       388,000        3,909,659         (367,075)
*BP Amoco PLC, cfd. 5.71................................    United Kingdom        94,300          950,208          (80,010)
*BP Amoco PLC, cfd. 6.23317.............................    United Kingdom       368,200        3,710,146           (1,071)
*BP Amoco PLC, cfd. 6.24797.............................    United Kingdom       275,000        2,771,022            5,778
                                                                                              -----------      -----------
TOTAL CONTRACT FOR DIFFERENCES..........................                                      $20,060,179      $(1,729,958)
                                                                                              ===========      ===========

CURRENCY ABBREVIATIONS:

CAD -- Canadian Dollar
EUR -- European Unit
GBP -- British Pound
JPY -- Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
(R)Restricted Securities (See note 6).
+Affiliated Issuers (See note 7).
                       See Notes to Financial Statements.
 24

MUTUAL SHARES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $5,745,239,041)................    $7,021,649,278
  Controlled affiliates (cost $34,995,999)..................        42,816,340
  Non controlled affiliates (cost $285,849,411).............       657,785,637    $7,722,251,255
                                                                --------------
 Cash.......................................................                          38,921,917
 Receivables:
  Investment securities sold................................                         156,919,372
  Capital shares sold.......................................                           7,456,385
  Dividends and interest....................................                          20,409,306
  From affiliates...........................................                              57,416
 Unrealized gain on forward exchange contracts (Note 8).....                          30,352,495
 Deposits with broker for securities sold short.............                         149,198,868
                                                                                  --------------
      Total assets..........................................                       8,125,567,014
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased...........................                          56,945,168
  Capital shares redeemed...................................                          21,285,843
  To affiliates.............................................                           7,140,015
 Securities sold short, at value (proceeds $152,340,506)....                         181,844,480
 Unrealized loss on forward exchange contracts (Note 8).....                           4,802,624
 Due to broker-variation margin.............................                           3,020,832
 Accrued expenses...........................................                             620,038
                                                                                  --------------
      Total liabilities.....................................                         275,659,000
                                                                                  --------------
Net assets, at value........................................                      $7,849,908,014
                                                                                  ==============
Net assets consist of:
 Undistributed net investment income........................                      $   13,620,505
 Net unrealized appreciation................................                       1,650,482,743
 Accumulated net realized gain..............................                         355,649,457
 Capital shares.............................................                       5,830,155,309
                                                                                  --------------
Net assets, at value........................................                      $7,849,908,014
                                                                                  ==============

MUTUAL SHARES FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 1999

CLASS Z:
 Net asset value and maximum offering price per share
  ($5,571,867,444 / 272,675,012 shares outstanding).........                              $20.43
                                                                                  ==============
CLASS A:
 Net asset value per share ($1,365,694,410 / 67,012,191
  shares outstanding).......................................                              $20.38
                                                                                  ==============
 Maximum offering price per share ($20.38 / 94.25%).........                              $21.62
                                                                                  ==============
CLASS B:
 Net asset value and maximum offering price per share
  ($21,633,849 / 1,067,822 shares outstanding)*.............                              $20.26
                                                                                  ==============
CLASS C:
 Net asset value per share ($890,712,311 / 43,907,807 shares
  outstanding)*.............................................                              $20.29
                                                                                  ==============
 Maximum offering price per share ($20.29 / 99.00%).........                              $20.49
                                                                                  ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 26

MUTUAL SHARES FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $4,126,953)
 Dividends..................................................    $101,689,713
 Interest...................................................      91,621,871
                                                                ------------
      Total investment income...............................                    $  193,311,584
                                                                                --------------
Expenses:
 Management fees (Note 3)...................................      49,291,464
 Administrative fees (Note 3)...............................       6,390,473
 Distribution fees (Note 3)
  Class A...................................................       5,023,543
  Class B...................................................         103,496
  Class C...................................................       9,437,615
 Transfer agent fees (Note 3)...............................       6,811,843
 Custodian fees.............................................         479,245
 Reports to shareholders....................................       1,005,854
 Registration and filing fees...............................         108,872
 Professional fees..........................................         318,021
 Directors' fees and expenses...............................         227,938
 Dividends for securities sold short........................       1,884,945
 Other......................................................         183,362
                                                                ------------
      Total expenses........................................                        81,266,671
      Expenses waived/paid by affiliate (Note 3)............                        (3,524,357)
                                                                                --------------
          Net expenses......................................                        77,742,314
                                                                                --------------
            Net investment income...........................                       115,569,270
                                                                                --------------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................     704,412,337
  Foreign currency transactions.............................      88,265,648
  Short sale transactions...................................      39,010,284
                                                                ------------
      Net realized gain.....................................                       831,688,269
 Net unrealized appreciation on:
  Investments...............................................     155,091,193
  Translation of assets and liabilities denominated in
    foreign currencies......................................      27,891,799
                                                                ------------
      Net unrealized appreciation...........................                       182,982,992
                                                                                --------------
Net realized and unrealized gain............................                     1,014,671,261
                                                                                --------------
Net increase in net assets resulting from operations........                    $1,130,240,531
                                                                                ==============

                       See Notes to Financial Statements.

MUTUAL SHARES FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                     1999                  1998
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   115,569,270       $   196,374,397
  Net realized gain from investments and foreign currency
   transactions.............................................        831,688,269           583,182,217
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        182,982,992          (827,301,518)
                                                                -------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      1,130,240,531           (47,744,904)

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................       (108,309,743)         (164,855,136)
   Class A..................................................        (21,630,827)          (33,970,722)
   Class B..................................................           (270,895)                   --
   Class C..................................................         (8,195,525)          (16,236,799)
  Net realized gains:
   Class Z..................................................       (409,414,842)         (405,815,356)
   Class A..................................................       (100,779,589)          (95,152,617)
   Class B..................................................         (1,324,825)                   --
   Class C..................................................        (66,770,051)          (62,745,269)

 Capital share transactions (Note 2):
   Class Z..................................................     (1,004,479,968)       (1,084,039,468)
   Class A..................................................       (215,301,758)          628,757,143
   Class B..................................................         22,523,646                    --
   Class C..................................................       (148,981,707)          465,320,320
                                                                -------------------------------------
    Net decrease in net assets..............................       (932,695,553)         (816,482,808)

Net assets:
 Beginning of period........................................      8,782,603,567         9,599,086,375
                                                                -------------------------------------
 End of period..............................................    $ 7,849,908,014       $ 8,782,603,567
                                                                =====================================

Undistributed net investment income included in net assets:
 End of period..............................................    $    13,620,505       $     5,008,347
                                                                =====================================

                       See Notes to Financial Statements.
 28

MUTUAL SHARES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

MUTUAL SHARES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. CONTRACTS FOR DIFFERENCES:

Short contracts for differences are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the contracts for difference and may realize a loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

MUTUAL SHARES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITIES SOLD SHORT (CONT.)
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS:

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

i. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a fourth class of shares, Class B was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1999, there were 1.7 billion shares authorized ($0.001 par value) of which 1 billion, 250 million, 200 million and 250 million were designated as Class Z, Class A, Class B and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                   1999                                   1998
                                                      ---------------------------------------------------------------------
                                                        SHARES           AMOUNT                SHARES           AMOUNT
                                                        --------------------------------------------------------------
CLASS Z SHARES:
Shares sold.........................................   10,144,534    $   212,511,082          19,502,032    $   413,844,106
Shares issued on reinvestment of distributions......   22,397,081        454,213,355          25,912,149        507,736,078
Shares redeemed.....................................  (81,120,944)    (1,671,204,405)        (95,950,368)    (2,005,619,652)
                                                      ---------------------------------------------------------------------
Net decrease........................................  (48,579,329)   $(1,004,479,968)        (50,536,187)   $(1,084,039,468)
                                                      =====================================================================

MUTUAL SHARES FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    1999                                  1998
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                          ------------------------------------------------------------
CLASS A SHARES:
Shares sold...........................................   14,951,408    $ 313,756,603          46,308,752    $ 1,006,489,888
Shares issued on reinvestment of distributions........    5,708,854      115,472,688           6,240,384        121,708,309
Shares redeemed.......................................  (31,077,434)    (644,531,049)        (24,191,574)      (499,441,054)
                                                        -------------------------------------------------------------------
Net increase (decrease)...............................  (10,417,172)   $(215,301,758)         28,357,562    $   628,757,143
                                                        ===================================================================

                                                                 YEAR ENDED
                                                        ----------------------------
                                                             DECEMBER 31, 1999+
                                                        ----------------------------
                                                          SHARES          AMOUNT
                                                          ----------------------
CLASS B SHARES:
Shares sold...........................................    1,030,482    $  21,813,792
Shares issued on reinvestment of distributions........       76,501        1,521,346
Shares redeemed.......................................      (39,161)        (811,492)
                                                        ----------------------------
Net increase..........................................    1,067,822    $  22,523,646
                                                        ============================

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    1999                                  1998
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                          ------------------------------------------------------------
CLASS C SHARES:
Shares sold...........................................    6,636,188    $ 138,846,953          28,245,508    $   612,709,669
Shares issued on reinvestment of distributions........    3,498,453       70,419,412           3,814,215         74,005,389
Shares redeemed.......................................  (17,436,466)    (358,248,072)        (10,921,730)      (221,394,738)
                                                        -------------------------------------------------------------------
Net increase (decrease)...............................   (7,301,825)   $(148,981,707)         21,137,993    $   465,320,320
                                                        ===================================================================

+Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Franklin Mutual agreed, through June 30, 2000, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Series Fund's Board of Directors determines that such expenses would have been higher had the merger between Franklin Mutual

MUTUAL SHARES FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
and the Fund's former investment adviser not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00% and 1.00% per year of the average daily net asset of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those Fund shares, and received contingent deferred sales charges for the period of $412,454 and $1,101,285, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $6,078,516,739 was as follows:

Unrealized appreciation.....................................  $1,918,820,063
Unrealized depreciation.....................................    (275,085,547)
                                                              --------------
Net unrealized appreciation.................................  $1,643,734,516
                                                              ==============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales and foreign currency transactions.

MUTUAL SHARES FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999, aggregated $4,855,829,669 and $6,437,242,329 respectively.

Transactions in options written during the year ended December 31, 1999 were as follows:

                                                       NUMBER
                                                    OF CONTRACTS     PREMIUM
                                                    -------------------------
Options outstanding at December 31, 1998..........       377        $  89,525
Options written...................................       601          244,913
Options expired...................................      (844)        (281,440)
Options terminated in closing transactions........      (134)         (52,998)
Options exercised.................................         0                0
                                                    -------------------------
Options outstanding at December 31, 1999..........         0        $       0
                                                    =========================

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1999 are as follows:

NUMBER OF SHARES OR                                                                    ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                   DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
       305,831        Environmental Credits LLC...................................       3/09/98       $ 42,816,340
             3        Lancer Industries Inc., B...................................       8/11/89         12,204,615
       685,950        Security Capital European Realty............................       4/08/98          9,882,825
    11,260,174        Sunbeam Corp. ..............................................       2/23/90         42,436,781
                                                                                                       ------------
TOTAL RESTRICTED SECURITIES (COST $78,108,211) (1.37% OF NET ASSETS)..............                     $107,340,561
                                                                                                       ============

MUTUAL SHARES FUND
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at December 31, 1999 were $700,601,977. For the year ended December 31, 1999, dividend income from "affiliated persons" was $7,376,391 and net realized gains from disposition of "affiliated persons" were $25,757,649.

                           NUMBER OF                                  NUMBER OF                                        REALIZED
                          SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE       DIVIDEND INCOME     CAPITAL
    NAME OF ISSUER       DEC. 31, 1998   ADDITIONS    REDUCTIONS    DEC. 31, 1999   DEC. 31, 1999   1/1/99-12/31/99   GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES*
Environmental Credits
 LLC...................      316,331             --      (10,500)       305,831     $ 42,816,340              --      $   426,672
MSCW Investors I
 LLC****...............   40,500,000             --   (40,500,000)           --               **              --        8,147,589
                                                                                    ---------------------------------------------
TOTAL CONTROLLED
 AFFILIATES                                                                         $ 42,816,340              --      $ 8,574,261
                                                                                    =============================================
NON CONTROLLED
 AFFILIATES
Alexander's Inc. ......      383,200             --           --        383,200     $ 30,272,800              --               --
Canary Wharf Group
 PLC****...............           --     38,440,402      (98,000)    38,342,402      237,637,752              --      $   620,913
City Investing Co.,
 Liquidating Trust.....    4,314,037             --           --      4,314,037        5,527,360              --               --
Cytec Industries
 Inc. .................    1,446,700      1,856,800   (1,109,400)     2,194,100       50,738,562              --               --
FBR Asset Investment
 Corp. ................      750,000             --     (750,000)            --               **      $  828,750       (3,787,875)
Fine Host Corp. .......           --        784,457           --        784,457        7,766,124              --               --
Florida East Coast
 Industries Inc. ......    2,027,900             --     (106,400)     1,921,500       80,222,625         196,825        1,214,275
Genesee Corp., A.......       15,911             --      (13,700)         2,211               **          22,581         (135,843)
Genesee Corp., B.......       96,750             --      (96,750)            --               **          92,015       (1,178,454)
Kreisler Manufacturing
 Corp. ................      144,480             --     (144,480)            --               **              --           76,712
Lancer Industries Inc.,
 B.....................            3             --           --              3       12,204,615              --               --
MBO Properties Inc. ...      574,712             --           --        574,712          287,356              --          718,390
MFN Financial Corp. ...           --        573,852           --        573,852        3,730,038              --               --
MFN Financial Corp.,
 Ser. A Note...........           --     13,113,216   (10,735,000)    2,378,216        2,294,978              --           36,038
MFN Financial Corp.,
 Ser. B Note...........           --     13,113,213   (9,085,000)     4,028,213        3,907,367              --          183,341
Seaboard Corp. ........       78,050             --           --         78,050       15,161,212          78,050               --
Sunbeam Corp. .........   11,260,174             --           --     11,260,174       42,436,781              --               --
Telephone & Data
 Systems Inc. .........    2,913,400             --     (860,900)     2,052,500               **         328,831        2,337,993
United Asset Management
 Corp. ................    3,435,900             --           --      3,435,900       63,778,894       2,748,720               --
Van Melle NV...........      939,307         14,824      (64,650)       889,481       51,042,401         941,261         (619,078)
Ventas Inc. ...........    3,469,300      1,555,100   (3,500,900)     1,523,500               **       1,364,064       (2,798,771)
White Mountain
 Insurance Group
 Inc.***...............      674,084             --     (252,700)       421,384       50,776,772         775,294       20,515,747
                                                                                    ---------------------------------------------
TOTAL NON CONTROLLED
 AFFILIATES                                                                         $657,785,637      $7,376,391      $17,183,388
                                                                                    =============================================

*Issuer in which the Fund owns 25% or more of the outstanding voting securities. **As of December 31, 1999, no longer an affiliate.
***Name changed from Fund American Enterprises Holding Inc. effective June 1, 1999.
****MSCW Investors I LLC share were exchanged for shares of Canary Wharf Group PLC effective May 6, 1999.

MUTUAL SHARES FUND
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 1999, the Fund has outstanding forward exchange contracts for the sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1999, the Fund had the following forward exchange contracts outstanding:

                                                                                    IN            SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                                              EXCHANGE FOR          DATE         GAIN/(LOSS)
                                                                                 -----------------------------------------
 ------------
      6,600,000      Canadian Dollars...................................    U.S.$    4,545,298     1/31/00      U.S.$    22,761
      4,896,697      Swiss Francs.......................................             3,090,374     3/10/00                9,724
    487,806,000      Japanese Yen.......................................             4,788,994     3/24/00               50,400
                                                                                  ------------                        ---------
                                                                            U.S.$   12,424,666                           82,885
                                                                                  ------------                        ---------

 36
MUTUAL SHARES FUND
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

CONTRACTS TO SELL:
------------
    165,585,294      European Unit......................................    U.S.$  174,171,901     1/19/00            7,217,413
    406,651,023      Swedish Krona......................................            50,390,461     1/19/00            2,514,365
     17,700,000      British Pounds.....................................            28,791,705     1/20/00              183,795
      2,076,086      British Pounds.....................................             3,382,983     2/17/00               27,442
    446,558,104      Swedish Krona......................................            54,283,645     2/17/00            1,604,668
     99,500,000      European Unit......................................           106,106,473     2/29/00            5,479,450
     90,806,092      Swiss Francs.......................................            58,696,288     3/10/00            1,206,976
     72,580,110      European Unit......................................            77,709,729     3/10/00            4,255,019
    598,889,311      Swedish Krona......................................            71,521,937     3/17/00              733,350
     18,250,000      British Pounds.....................................            30,023,575     3/24/00              528,339
    301,770,000      Japanese Yen.......................................             3,000,000     3/24/00                6,220
     76,578,140      European Unit......................................            82,274,616     4/12/00            4,591,722
      8,973,607      British Pounds.....................................            14,575,479     4/17/00               73,757
     96,456,884      British Pounds.....................................           156,192,632     5/22/00              336,835
     88,246,056      European Unit......................................            91,088,359     5/30/00            1,265,981
    635,000,000      Swedish Krona......................................            75,541,280     6/15/00               60,649
     17,385,033      European Unit......................................            17,904,218     6/19/00              183,629
                                                                                  ------------                        ---------
                                                                            U.S.$1,095,655,281                       30,269,610
                                                                                  ------------                        ---------
        Unrealized gain on forward exchange contracts...................                                             30,352,495
                                                                                                                      ---------

MUTUAL SHARES FUND
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                                                                                    IN            SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                                              EXCHANGE FOR          DATE         GAIN/(LOSS)
                                                                                 -----------------------------------------
 ------------
      6,147,558      Swiss Francs.......................................    U.S.$    3,905,816     3/10/00              (13,798)
        566,214      British Pounds.....................................               915,331     3/24/00                 (228)
      1,636,731      British Pounds.....................................             2,671,145     5/22/00              (26,502)
                                                                                  ------------                        ---------
                                                                            U.S.$    7,492,292                          (40,528)
                                                                                  ============                        =========
CONTRACTS TO SELL:
------------
     33,352,296      British Pounds.....................................    U.S.$   53,763,902     1/18/00             (141,762)
     64,091,325      British Pounds.....................................           100,712,257     1/20/00           (2,876,375)
     96,612,506      Canadian Dollars...................................            65,884,013     1/31/00             (984,414)
     35,536,887      British Pounds.....................................            57,129,480     2/17/00             (308,143)
      4,339,268      European Unit......................................             4,391,339     3/10/00                 (218)
  1,800,458,097      Japanese Yen.......................................            17,649,575     3/24/00             (212,290)
      2,477,339      British Pounds.....................................             3,990,058     5/22/00              (12,846)
     39,923,916      European Unit......................................            40,593,345     6/19/00             (101,163)
                                                                                  ------------                        ---------
                                                                            U.S.$  344,113,969                       (4,637,211)
                                                                                  ============                        =========
CONTRACTS TO BUY:
------------
     10,852,248      European Unit......................................      SEK   94,000,000     1/19/00             (124,885)
                                                                                  ============                         ========
        Unrealized loss on forward exchange contracts...................                                            (4,802,624)
                                                                                                                      ---------
          Net unrealized gain on forward exchange contracts.............                                        U.S.$25,549,871
                                                                                                                      ---------

9. CREDIT FACILITY

Certain Franklin Templeton Funds, including Mutual Shares Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual Shares Fund

We have audited the accompanying statement of assets and liabilities of Mutual Shares Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Shares Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1999, the results of its operations for the year then ended, and the changes in net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 28, 2000

FRANKLIN MUTUAL SERIES FUND, INC.
MUTUAL SHARES FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $780,196,373 as a capital gain dividend for the fiscal year ended December 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 49.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

ANNUAL REPORT

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS
Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
David E. Marcus
Lawrence Sondike
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Shares(R) Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

474 A99 02/00                      [RECYCLING GRAPHIC] Printed on recycled paper